Exhibit 99.1
FIRST AMENDMENT TO CREDIT AGREEMENT (REVOLVING FACILITY) AND
GUARANTOR CONSENT AND CONFIRMATION
          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (REVOLVING FACILITY) AND GUARANTOR CONSENT AND CONFIRMATION (this “Amendment”) is made and entered into as of September  21, 2007 by MHC Operating Limited Partnership, an Illinois limited partnership (“Borrower”), Equity Lifestyles Properties, Inc., a Maryland corporation (the “REIT”), MHC Trust, a Maryland real estate investment trust (“MHC Trust”), MHC T1000 Trust, a Maryland real estate investment trust (“T1000 Trust”), each of the Lenders (as defined in the Credit Agreement described below), Wells Fargo Bank, N.A (“Wells Fargo”) in its capacity as Agent (in which capacity Wells Fargo serves as contractual representative of the Lenders), as Sole Lead Arranger, as Swingline Lender, as Issuing Lender and as a Lender, Bank of America, N.A., as a Co-Syndication Agent and as a Lender, LaSalle Bank National Association, as a Co-Syndication Agent and as a Lender, and U.S Bank National Association, as a Lender.
Recitals
          A. Lenders agreed to provide a loan to Borrower pursuant to the Credit Agreement (Revolving Facility), dated as of June 29, 2006, among Borrower, the REIT, MHC Trust, T1000 Trust and Lenders (as amended, the “Credit Agreement”) in an aggregate amount not to exceed Two Hundred Twenty-Five Million Dollars ($225,000,000). The loan is evidenced by the Loan Notes, Swingline Note and Letter of Credit Note, each dated June 29, 2006 and executed by Borrower in favor of a Lender, and is guaranteed by the REIT, MHC Trust, T1000 Trust pursuant to the Guaranty, dated as of June 29, 2006, in favor of Wells Fargo and the other Lenders (the “Guaranty”).
          B. Borrower, the REIT, MHC Trust, T1000 Trust and Lenders have agreed to modify the Credit Agreement as set forth herein and to amend and restate the Loan Notes as provided below.
Agreement
          NOW, THEREFORE, the parties hereto agree as follows:
     1. Capitalized Terms. Capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
     2. Credit Agreement Amendments.
     a. In the definition of “Adjusted Asset Value” in Section 1.01 of the Credit Agreement, the phrase “seven one-hundredths (0.07)” is deleted and the following is substituted therefor:

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     “sixty-five one-thousandths (0.065)”.
     b. The definition of “Facility” in Section 1.01 of the Credit Agreement is deleted and the following is substituted therefor:
““Facility” means the loan facility of up to Three Hundred Fifty Million Dollars ($350,000,000) described in Section 2.01(a), as may be increased to an amount not greater than Four Hundred Million Dollars ($400,000,000) from time to time pursuant to Section 2.12.”
     c. In the definition of “Interest Period” in Section 1.01 of the Credit Agreement, the following phrase is inserted after the phrase “and shall end on (but exclude)” in the first paragraph:
     “the day that is fourteen (14) days thereafter or”
and subparagraph (c) is deleted.
     d. In the definition of “Loan Notes” in Section 1.01 of the Credit Agreement, the phrase “Two Hundred Twenty-Five Million Dollars ($225,000,000)” is deleted and the following is substituted therefor:
     “Three Hundred Fifty Million Dollars ($350,000,000)”.
     e. In the definition of “Unencumbered Asset Value” in Section 1.01 of the Credit Agreement, the phrase “seven hundred twenty-five ten-thousandths (0.0725)” is deleted and the following is substituted therefor”
     “seven one-hundredths (0.07)”.
     f. In the first paragraph of Section 2.12 of the Credit Agreement, the phrase “Two Hundred Fifty Million Dollars ($250,000,000)” is deleted and the following is substituted therefor:
     “Four Hundred Million Dollars ($400,000,000)”.
     g. The Commitment of each Lender is amended as set out under such Lender’s name under the heading “Commitment” on the counterpart signature pages attached to this Amendment.
     3. Continuation. This Amendment is made upon all of the terms, covenants and agreements of the Credit Agreement, Guaranty and other Loan Documents, which are incorporated herein by reference, and the provisions contained herein shall have the same effect

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as if such provisions were originally included therein. Except as supplemented and amended hereby, all of the terms, covenants and agreements in the Credit Agreement, Guaranty and other Loan Documents remain unchanged, and as supplemented and amended, they continue in full force and effect.
     4. Reaffirmation. Borrower, the REIT, MHC Trust and T1000 Trust hereby reaffirm to Lenders each of their respective representations, warranties, covenants and agreements set forth in the Credit Agreement and other Loan Documents with the same force and effect as if each were separately stated herein and made as of the date hereof. The REIT, MHC Trust and T1000 Trust hereby reaffirm to Lenders their obligations under the Guaranty and the waivers, as set forth in the Guaranty, of each and every one of the possible defenses to such obligations. The REIT, MHC Trust and T1000 Trust further reaffirm that their obligations under the Guaranty are separate and distinct from Borrower’s obligations.
     5. Ratification. Borrower, the REIT, MHC Trust and T1000 Trust hereby ratify, affirm, reaffirm, acknowledge, confirm and agree that the Credit Agreement, Guaranty and other Loan Documents (all as amended by this Amendment) represent the valid, enforceable and collectible obligations of Borrower, the REIT, MHC Trust and T1000 Trust, as applicable, and Borrower, the REIT, MHC Trust and T1000 Trust further acknowledge that there are no existing claims, defenses, personal or otherwise or rights of setoff whatsoever with respect to any of the aforementioned instruments or documents, and Borrower, the REIT, MHC Trust and T1000 Trust further acknowledge and represent that, as of the effective date of this Amendment, no event has occurred and is continuing, and no condition exists, which would constitute a default under the Credit Agreement, Guaranty, any Loan Note, any other Loan Document or this Amendment, either with or without notice or lapse of time, or both. Borrower, the REIT, MHC Trust and T1000 Trust confirm the waiver of any rights of redemption and reinstatement, to the full extent provided by law.
     10. Conditions. This Amendment shall become effective as of September 21, 2007 upon receipt by Wells Fargo of the following:
     a. A copy of this Amendment executed by the parties hereto and original amended and restated Loan Notes executed by Borrower in favor of each Lender reflecting the increased amount of the Facility.
     b. Payment by Borrower of all costs and expenses incurred by Lenders in connection with this Amendment.
     c. An opinion of counsel to Borrower, the REIT, MHC Trust and T1000 Trust in form and substance acceptable to Wells Fargo.
     d. A certificate stating that the organizational documents for Borrower, the REIT, MHC Trust and T1000 Trust have not changed (or if changed, in what manner) since the date such documents were certified and delivered to Wells Fargo in connection

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with the execution of the Loan Documents and attaching duly adopted resolutions of each such party approving this Amendment.
     e. Good standing certificates with respect to Borrower, the REIT, MHC Trust and T1000 Trust from the Secretaries of State of their respective states of formation.
     f. Payment by Borrower of fees as agreed in the fee letter dated September 9, 2007.
     11. Counterparts. This Amendment may be executed in one or more counterparts, each of which is an original and all of which constitute one agreement.
     12. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois, except to the extent preempted by United States Federal law.
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          IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the day and year first above written.

“Borrower”

MHC OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership

By: MHC Trust, a Maryland real estate investment trust, its General Partner

By: Equity LifeStyle Properties, Inc., a Maryland corporation, its Sole Voting Shareholder

By: Name:	/s/ Ellen Kelleher Ellen Kelleher
Title:	EVP, General Counsel & Secretary

Address: Two North Riverside Plaza, Suite 800 Chicago, Illinois 60606 Telecopy: 312/279-1710
(Signature Page to First Amendment)

“REIT”

EQUITY LIFESTYLE PROPERTIES, INC., a Maryland corporation

By:	/s/ Ellen Kelleher
Name:	Ellen Kelleher
Title:	EVP, General Counsel & Secretary

Address: Two North Riverside Plaza, Suite 800 Chicago, Illinois 60606 Telecopy: 312/279-1710
(Signature Page to First Amendment)

“MHC Trust”

MHC TRUST, a Maryland real estate investment trust

By: Equity LifeStyle Properties, Inc., a Maryland corporation, its Sole Voting Shareholder

	By: Name:	/s/ Ellen Kelleher Ellen Kelleher
	Title:	EVP, General Counsel & Secretary

Address: Two North Riverside Plaza, Suite 800 Chicago, Illinois 60606 Telecopy: 312/279-1710

“T1000 Trust”

MHC T1000 Trust, a Maryland real estate investment trust

By:	/s/ Ellen Kelleher

Name:	Ellen Kelleher
Title:	EVP, General Counsel & Asst. Secretary

Address: Two North Riverside Plaza, Suite 800 Chicago, Illinois 60606 Telecopy: 312/279-1710
(Signature Page to First Amendment)

WELLS FARGO BANK, N.A, as Agent, Sole Lead Arranger, Swingline Lender, Issuing Lender and a Lender

By:	/s/ Scott S. Solis
Name:	Scott S. Solis
Title:	Senior Vice President

Address: 123 North Wacker Drive Suite 1900 Chicago, Illinois 60606 Attn.: Scott S. Solis Telecopy: 312/782-0969

Commitment: $150,000,000
42.8571%
(Signature Page to First Amendment)

BANK OF AMERICA, N.A., as a Lender

By: Name:	/s/ Stephen B. Carlson Stephen B. Carlson
Title:	Vice President

Address: IL1-231-10-35 231 S. LaSalle Street Chicago, Illinois 60697 Attn: Cheryl Sneor Telecopy: 312/974-4970

Commitment: $75,000,000
21.4286%
(Signature Page to First Amendment)

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By: Name:	/s/ Robert E. Goeckel Robert E. Goeckel
Title:	First Vice President

Address: 135 South LaSalle Street, Suite 1225 Chicago, Illinois 60603 Attention: Robert Goeckel Telecopy: 312/904-6691

Commitment: $75,000,000
21.4286%
(Signature Page to First Amendment)

U.S. BANK, NATIONAL ASSOCIATION., as a Lender

By: Name:	/s/ Renee Lewis Renee Lewis
Title:	Vice President

Address: 209 S. LaSalle Street, Suite 210 Chicago, Illinois 60604 Attention: Renee Lewis Telecopy: (312) 325-8877

Commitment: $50,000,000
14.2857%
(Signature Page to First Amendment)